Janus Henderson Emerging Markets Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares		Value
Common Stocks– 100.2%
Auto Components – 1.2%
Zhejiang Yinlun Machinery Co Ltd - Class A	477,942	$1,015,752
Automobiles – 0.6%
Eicher Motors Ltd	15,977	554,425
Banks – 3.6%
Bank Tabungan Pensiunan Nasional Syariah Tbk PT	2,230,000	596,565
Itau Unibanco Holding SA (ADR)	249,213	1,517,707
Vietnam Technological & Commercial Joint Stock Bank*	688,500	940,398
		3,054,670
Beverages – 1.7%
Varun Beverages Ltd	116,857	1,466,165
Building Products – 0.8%
China Lesso Group Holdings Ltd	442,000	693,933
Capital Markets – 0.8%
Hong Kong Exchanges & Clearing Ltd	13,000	715,028
Chemicals – 3.2%
Hansol Chemical Co Ltd*	7,176	1,302,541
LG Chem Ltd*	1,906	1,451,001
		2,753,542
Commercial Services & Supplies – 0.9%
A-Living Services Co Ltd (144A)	171,750	765,249
Communications Equipment – 1.2%
Accton Technology Corp	90,000	1,016,293
Consumer Finance – 0.8%
Boa Vista Servicos SA	289,437	706,898
Diversified Consumer Services – 2.7%
Afya Ltd*	52,298	1,323,139
Fu Shou Yuan International Group Ltd	1,070,000	1,005,294
		2,328,433
Diversified Financial Services – 1.1%
Chailease Holding Co Ltd	159,640	957,176
Electrical Equipment – 3.0%
KEI Industries Ltd	148,452	968,987
Shenzhen Megmeet Electrical Co Ltd - Class A	115,205	604,881
Voltronic Power Technology Corp	24,550	978,848
		2,552,716
Electronic Equipment, Instruments & Components – 2.0%
Sinbon Electronics Co Ltd	104,000	801,400
Wingtech Technology Co Ltd - Class A	58,992	900,787
		1,702,187
Entertainment – 1.3%
NetEase Inc	57,475	1,099,791
Food & Staples Retailing – 0.6%
X5 Retail Group NV (GDR) (REG)	15,310	551,441
Health Care Providers & Services – 1.1%
Notre Dame Intermedica Participacoes SA	60,355	915,886
Health Care Technology – 1.2%
Ping An Healthcare and Technology Co Ltd (144A)*	83,100	1,008,381
Hotels, Restaurants & Leisure – 1.4%
Yum China Holdings Inc	21,400	1,231,056
Independent Power and Renewable Electricity Producers – 1.1%
China Longyuan Power Group Corp Ltd	900,000	900,418
Information Technology Services – 2.7%
21Vianet Group Inc (ADR)*	32,391	1,123,644
Network International Holdings PLC (144A)*	261,876	1,169,173
		2,292,817
Insurance – 6.4%
AIA Group Ltd	159,000	1,958,572
Ping An Insurance Group Co of China Ltd	290,500	3,568,337
		5,526,909
Interactive Media & Services – 10.7%
AfreecaTV Co Ltd*	14,783	824,594
NAVER Corp*	5,037	1,360,223
Tencent Holdings Ltd	84,500	6,174,380
Yandex NV*	11,228	781,244
		9,140,441
Internet & Direct Marketing Retail – 11.4%
Alibaba Group Holding Ltd*	106,632	3,115,635
B2W Cia Digital*	54,002	786,957

Shares		Value
Common Stocks– (continued)
Internet & Direct Marketing Retail– (continued)
Dada Nexus Ltd (ADR)*	20,132	$734,818
MercadoLibre Inc*	669	1,120,722
Naspers Ltd	15,555	3,185,293
Ozon Holdings PLC (ADR)*	21,120	874,579
		9,818,004
Life Sciences Tools & Services – 0.8%
Syngene International Ltd (144A)*	75,939	665,957
Machinery – 1.0%
China Conch Venture Holdings Ltd	180,000	875,770
Metals & Mining – 2.6%
Ivanhoe Mines Ltd*	416,499	2,244,978
Oil, Gas & Consumable Fuels – 1.3%
LUKOIL PJSC (ADR)	16,286	1,110,460
Pharmaceuticals – 1.2%
Everest Medicines Ltd (144A)*	118,000	1,032,139
Professional Services – 1.2%
NICE Information Service Co Ltd*	43,341	991,813
Real Estate Management & Development – 3.7%
Logan Property Holdings Co Ltd	698,000	1,143,942
Shimao Property Holdings Ltd	249,500	797,697
Vinhomes JSC (144A)*	316,260	1,226,733
		3,168,372
Semiconductor & Semiconductor Equipment – 13.6%
KoMiCo Ltd*	15,016	692,537
LEENO Industrial Inc	6,225	775,624
MediaTek Inc	55,000	1,468,873
SK Hynix Inc	16,686	1,825,576
Taiwan Semiconductor Manufacturing Co Ltd	367,000	6,893,049
		11,655,659
Software – 1.3%
Kingdee International Software Group Co Ltd*	272,000	1,116,289
Specialty Retail – 0.8%
Wilcon Depot Inc	2,048,800	721,239
Technology Hardware, Storage & Peripherals – 7.1%
Samsung Electronics Co Ltd	81,245	6,072,602
Textiles, Apparel & Luxury Goods – 0.9%
Li Ning Co Ltd	108,000	744,037
Thrifts & Mortgage Finance – 3.2%
Housing Development Finance Corp Ltd	78,985	2,785,219
Total Investments (total cost $62,004,376) – 100.2%		85,952,145
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(135,296)
Net Assets – 100%		$85,816,849

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$29,652,230	34.5%
South Korea	15,296,511	17.8
Taiwan	12,115,639	14.1
India	6,440,753	7.5
Brazil	5,250,587	6.1
Russia	3,317,724	3.9
South Africa	3,185,293	3.7
Hong Kong	2,673,600	3.1
Canada	2,244,978	2.6
Vietnam	2,167,131	2.5
United Kingdom	1,169,173	1.4
Argentina	1,120,722	1.3
Philippines	721,239	0.8
Indonesia	596,565	0.7

Total	$85,952,145	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/20
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	$199	$(63)	$-	$-

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 12/31/20
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	1,591,732	6,388,110	(7,979,779)	-

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
PJSC	Private Joint Stock Company
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2020 is $5,867,632, which represents 6.8% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2020.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Banks	$1,517,707	$1,536,963	$-
Diversified Consumer Services	1,323,139	1,005,294	-
Information Technology Services	1,123,644	1,169,173	-
Interactive Media & Services	781,244	8,359,197	-
Internet & Direct Marketing Retail	2,730,119	7,087,885	-
Metals & Mining	2,244,978	-	-
All Other	-	57,072,802	-
Total Assets	$9,720,831	$76,231,314	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

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